                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
      DREYFUS A BONDS PLUS, INC.
      DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND
      DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
      DREYFUS GNMA FUND, INC.
      DREYFUS GROWTH OPPORTUNITY FUND, INC.
      DREYFUS INDEX FUNDS, INC. (1 Series)
      --Dreyfus S&P 500 Index Fund
      DREYFUS INVESTMENT GRADE BOND FUNDS, INC. (2 Series)
      --Dreyfus Intermediate Term Income Fund
      --Dreyfus Short Term Income Fund
      DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
      DREYFUS MIDCAP INDEX FUND, INC.
      DREYFUS NEW LEADERS FUND, INC.
      DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
      DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
      DREYFUS PREMIER GNMA FUND
      DREYFUS PREMIER MUNICIPAL BOND FUND
      DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
      DREYFUS PREMIER STATE MUNICIPAL BOND FUND
      DREYFUS PREMIER VALUE EQUITY FUNDS (1 Series)
      --Dreyfus Premier Value Fund
      DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
      DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
      DREYFUS STOCK INDEX FUND, INC.
      DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
      DREYFUS U.S. TREASURY LONG TERM FUND
      DREYFUS VARIABLE INVESTMENT FUND (4 Series)
      --Appreciation Portfolio
      --Small Cap Portfolio
      --Special Value Portfolio
      --Quality Bond Portfolio
      GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
      THE DREYFUS/LAUREL FUNDS TRUST (1 Series)
      --Dreyfus Premier Limited Term High Income Fund

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                           THE DREYFUS FAMILY OF FUNDS

                                 200 Park Avenue
                            New York, New York 10166

Dear Stockholder:

     Your Dreyfus fund(s) and many other funds in the Dreyfus Family of Funds will hold special stockholder meetings on December 18, 2002. Stockholders of several funds will be asked to approve one or more changes to their fund's fundamental policies and investment restrictions. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform these funds' relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would not alter the fund's investment objectives or basic investment policies. In addition, certain funds are seeking stockholder approval to change the investment objective of such funds. The change to these funds' investment objective would provide the funds' portfolio managers the opportunity to more effectively employ their current investment process, while continuing to invest in the same types of securities. Finally, there is a proposal to amend the organization documents of several funds to permit the issuance of additional classes of shares. The amendment would provide these funds the flexibility, if needed, to permit investors alternative methods of purchasing fund shares. Not all of these changes relate to your fund(s); you will have the opportunity to vote separately on each change that does apply, as described on the enclosed proxy card(s). Please take the time to read the enclosed materials.

     Since in many cases the proposals are common to several funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one Dreyfus fund, the combined proxy statement also may save you the time of reading more than one document before you vote. The proposals which are specific to your fund are easily identifiable on the Notice, in the proxy statement discussion and on the proxy card. We have also included a section following this letter that answers commonly asked questions. The proxy statement provides a detailed description of each proposal, why the proposal is being made, and whether it applies to your fund. After careful review, your fund's Board has approved each proposal relevant to your fund, and recommends that you vote in favor of each applicable proposal. If you own shares of more than one Dreyfus fund on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund you own.

     Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

     To vote, you may use any of the following methods:

     . By Mail. Please complete, date and sign the enclosed proxy card for each fund you own and mail it in the enclosed, postage-paid envelope.

     . By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

     . By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

     If you have any questions before you vote, please call our proxy solicitor at 1-800-769-7666.

     Your vote is very important to us. Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

                                         Sincerely,

                                         /s/ Stephen E. Canter

                                         Stephen E. Canter
                                         President

                             QUESTIONS AND ANSWERS

Q.   What is happening?

A. Several of the funds in the Dreyfus Family of Funds are proposing in Proposal 1 a number of changes to certain of their fundamental policies and investment restrictions. Approval of this Proposal would permit the applicable funds to participate in a portfolio securities lending program, to invest in other investment companies or to engage in futures and options transactions, as the case may be. These changes would provide such funds with greater management and/or investment flexibility, or the opportunity for increased revenue, and would conform the relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds. These changes would not alter the funds' investment objectives or basic investment policies.

     Proposal 2 seeks stockholder approval to change the investment objective of the funds listed under the Proposal. These funds are taxable fixed-income funds that generally seek to provide high current income consistent with the preservation of capital; the proposed investment objective is to maximize total return, consisting of current income and capital appreciation. Changing the investment objective as proposed would mean that the funds will not only concentrate on generating a competitive monthly dividend, but also will place more emphasis on trying to grow the principal value of stockholders' investments.

     Proposal 3 seeks stockholder approval to amend the organization documents (i.e., the Charter) of some of the funds to permit the issuance of additional classes of shares. Amending the Charter would provide these funds the flexibility, as needed, to permit investors alternative methods of purchasing fund shares, and could help maintain the competitive position of these funds in relation to other funds that offer multiple classes of shares.

     Not all of these Proposals relate to your fund. You will have the opportunity to vote separately on each Proposal that does relate to your fund as set forth on the enclosed Proxy Card(s).

Q.   How do the Board members of my fund recommend that I vote?

A. After careful consideration, the Board members of your fund recommend that you vote in favor of all the Proposals listed on the enclosed Proxy Card(s).

Q.   What happens if I own shares in more than one fund?

A. If you have more than one fund account in your name at the same address, you will receive a separate Proxy Card for each fund, but only one Proxy Statement. Please vote all Proposals listed on each Proxy Card you receive.

Q.   How can I vote my shares?

A.   You can vote in any one of the following ways:

     .    By mail, with the enclosed Proxy Card(s) and postage-paid envelope;

     . By telephone, with a toll-free call to the number listed on your Proxy Card(s);

     . Through the Internet, at the website address listed on your Proxy Card(s); or

     .    In person at the meeting.

     We encourage you to vote through the Internet, or by telephone using the number that appears on your Proxy Card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.   I plan to vote by mail. How should I sign my Proxy Card?

A. If you are an individual account owner, please sign exactly as your name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must exactly match one that appears on the card. You should sign the Proxy Card for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous stockholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, we may need to mail proxies again -- a costly proposition for your fund!

Q.   Whom do I call for more information?

A. If you need more information, please call D.F. King & Co., Inc., your fund's proxy solicitor, at 1-800-769-7666.

                          THE DREYFUS FAMILY OF FUNDS

                      ------------------------------------

                   Notice of Special Meetings of Stockholders

                      ------------------------------------

To the Stockholders:

     Special Meetings of Stockholders of each of the funds in the Dreyfus Family of Funds listed below (each, a "Fund" and, collectively, the "Funds") will be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017 on Wednesday, December 18, 2002 at 3:00 p.m., Eastern time, for the following purposes:

     1. To approve changes to certain of the fundamental policies and investment restrictions of the Funds in Groups A, B and C as follows:

          A. With respect to Funds in Group A only, to permit or expand, as the case may be, participation in a portfolio securities lending program.

          B. With respect to Funds in Group B only, to permit or expand, as the case may be, investment in other investment companies.

          C. With respect to Funds in Group C only, to permit futures and options transactions.

     2. With respect to Funds in Group D only, to change the Funds' investment objective.

     3. With respect to Funds in Group E only, to amend the Funds' Charter to permit the issuance of additional classes of shares.

     4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on October 22, 2002 will be entitled to receive notice of and to vote at the meeting.

                                      By Order of the Boards


                                      Secretary

New York, New York
October 25, 2002





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                            WE NEED YOUR PROXY VOTE.
A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

--------------------------------------------------------------------------------

The Funds are:

Group A Funds

Dreyfus Index Funds, Inc.
  - Dreyfus S&P 500 Index Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus New Leaders Fund, Inc.
Dreyfus Premier GNMA Fund
Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund
  - Appreciation Portfolio
  - Quality Bond Portfolio
  - Small Cap Portfolio
  - Special Value Portfolio

Stockholders of Group A Funds are being asked to approve Proposal 1A to permit or expand, as the case may be, the Funds' participation in a portfolio securities lending program.

Group B Funds

Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
  - Dreyfus S&P 500 Index Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus New Leaders Fund, Inc.
Dreyfus Premier California Municipal Bond Fund
Dreyfus Premier GNMA Fund
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier State Municipal Bond Fund*
  - Dreyfus Premier Value Equity Funds
Dreyfus Premier Value Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Stock Index Fund, Inc.
General California Municipal Bond Fund, Inc.

Stockholders of Group B Funds are being asked to approve Proposal 1B to permit or expand, as the case may be, the Funds' ability to invest in other investment companies.

Group C Funds

Dreyfus Premier GNMA Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Variable Investment Fund
  - Quality Bond Portfolio

Stockholders of Group C Funds are being asked to approve Proposal 1C to permit the Funds to engage in futures and options transactions.

Group D Funds

Dreyfus A Bonds Plus, Inc.
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus GNMA Fund, Inc.
Dreyfus Investment Grade Bond Funds, Inc.
  - Dreyfus Intermediate Term Income Fund
  - Dreyfus Short Term Income Fund
Dreyfus Premier GNMA Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus Variable Investment Fund
  - Quality Bond Portfolio
The Dreyfus/Laurel Funds Trust
  - Dreyfus Premier Limited Term High Income Fund

Stockholders of Group D Funds are being asked to approve Proposal 2 to change the Funds' investment objective.



----------------------------
* The Fund is a "series" investment company comprised of separate portfolios, each of which is deemed a Fund, as applicable, in the Proxy Statement. The series are: Connecticut, Florida, Maryland, Massachusetts, Michigan, Minnesota, North Carolina, Ohio, Pennsylvania, Texas and Virginia.

Group E Funds

Dreyfus Florida Intermediate Municipal Bond Fund
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Short-Intermediate Municipal Bond Fund

Stockholders of Group E Funds are being asked to approve Proposal 3 to permit the Funds to issue additional classes of shares.

                           THE DREYFUS FAMILY OF FUNDS

                            COMBINED PROXY STATEMENT

                        Special Meetings of Stockholders
                   to be held on Wednesday, December 18, 2002

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of each of the funds in the Dreyfus Family of Funds listed in the accompanying Notice of Special Meetings of Stockholders (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Wednesday, December 18, 2002 at 3:00 p.m., Eastern time, at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017, for the purposes set forth in such Notice. Stockholders of record at the close of business on October 22, 2002 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet, by fax, or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise vote immediately.

     Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this Proxy Statement.

     It is estimated that proxy materials will be mailed to stockholders of record on or about October 28, 2002. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL 1: TO APPROVE CHANGES TO CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES
            AND INVESTMENT RESTRICTIONS

     Only stockholders of Funds in Groups A, B or C vote on Proposal 1, as described below.

Introduction

     Management of each Fund believes it appropriate to modify certain investment restrictions which are fundamental policies, as described below. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without stockholder approval./1/ When the Funds were formed, each Fund's Board adopted certain restrictions now believed to be unduly restrictive, and designated certain other policies as fundamental which are not required to be fundamental policies.

     The Boards of the relevant Funds have approved changes to the Fund's fundamental policies and investment restrictions and recommend stockholders approve such changes, as follows:

     (A) with respect to Funds in Group A only, to permit or expand, as the case may be, participation in a portfolio securities lending program;

     (B) with respect to Funds in Group B only, to permit or expand, as the case may be, investment in other investment companies; and

     (C) with respect to Funds in Group C only, to permit futures and options transactions.

     The Boards and Fund management believe that the changes are in the best interests of the respective Funds and will enhance the ability of The Dreyfus Corporation ("Dreyfus") to manage each Fund's assets and increase investment management opportunities, or provide the opportunity for increased revenue. This Proposal does not involve any change to a Fund's investment objective.

Changes in Fundamental Policies and Investment Restrictions

PROPOSAL 1(A): TO PERMIT OR EXPAND, AS THE CASE MAY BE, PARTICIPATION IN A
               PORTFOLIO SECURITIES LENDING PROGRAM

        Only stockholders of Funds in Group A vote on this Proposal 1(A).

     Most of the funds in the Dreyfus Family of Funds have the ability to engage in portfolio securities lending, and several participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), the parent company of Dreyfus. Funds in Group A either are not permitted by their fundamental policies to lend their portfolio securities or are limited by such policies with respect to the extent to which they can lend their portfolio securities, as described below. The respective Boards of the Funds in Group A recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to participate to the fullest extent possible in securities lending, including in the program sponsored by Mellon Bank.

     The practice of mutual funds lending their portfolio securities to enhance returns to stockholders has become accepted in the industry. Generally, securities lending programs work as follows: A borrower (normally a broker-dealer or other financial institution) seeks a specific security for one of a variety of reasons. A lending agent, which operates a securities lending program, will negotiate the terms of the loan with the borrower, and deliver the security from one of the lenders participating in the program, in return for collateral (cash or securities) from the borrower. Where the collateral is securities, the borrower pays the lender a loan premium fee, part of which goes to the lending agent for its services. When the collateral is cash, it is invested on behalf of the lender by the lending agent, and the borrower is paid a pre-negotiated cash collateral fee. The lender is compensated by the amount earned from the investment of the cash collateral, after deducting the borrower's fee and the portion of the return due to the lending agent.

     The securities lending program operated by Mellon Bank normally accepts only cash as collateral, although Treasury bills or other securities issued by the U.S. Government also may be accepted. The collateral is marked-to-market daily, and additional collateral deposited if the value of the collateral falls below the minimum required, normally equal to 100%-105% of the value

----------------------------
1 The policies required to be fundamental under the 1940 Act relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

of the security loaned. Any loan of Fund portfolio securities would be terminable by the Fund at will, at any time. Should the borrower of the securities fail financially, the lending Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. The list of potential borrowers includes only those entities which have otherwise been approved under Dreyfus money market fund creditworthiness procedures. In a loan transaction, the lending Fund will bear the risk of any decline in value of securities acquired with cash collateral. A lending Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities or, if permitted by its policies, shares of money market funds advised by Dreyfus.

     Currently, Dreyfus Premier GNMA Fund is not permitted by its fundamental policies to lend portfolio securities. The Fund's fundamental policy with respect to making loans to others currently reads as follows:

     "Dreyfus Premier GNMA Fund may not make loans to others, except through the purchase of debt obligations referred to in the Prospectus."

     Currently, Dreyfus S&P 500 Index Fund, Dreyfus Midcap Index Fund, Inc. and Dreyfus Stock Index Fund, Inc. are limited to 30%, Special Value Portfolio is limited to 20%, and Dreyfus New Leaders Fund, Inc., Appreciation Portfolio, Quality Bond Portfolio and Small Cap Portfolio are limited to 10% by their respective fundamental policies as to the amount of the Fund's total assets that may be the subject of portfolio securities loans. These Funds' fundamental policies with respect to making loans to others currently read, in relevant part, as follows:

     "The Fund may not lend any funds or other assets, except through the purchase of [a portion of an issue of publicly distributed bonds, debentures or other] debt securities, or the purchase of bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in any amount not to exceed [30%/20%/10%] of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board."

     If approved by the respective Fund's stockholders, each Fund's fundamental policy with respect to making loans to other persons in connection with lending portfolio securities would be changed to allow the Fund to lend its portfolio securities in an amount not to exceed the maximum amount permitted under the 1940 Act (currently, no more than 331/3% of the value of the Fund's total assets). The changes also would clarify, in certain cases, the Fund's flexibility to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt instruments. Such policy would read, in relevant part, as follows:

     "The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 331/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board."

                                     * * *

PROPOSAL 1(B): TO PERMIT OR EXPAND, AS THE CASE MAY BE, INVESTMENT IN OTHER
               INVESTMENT COMPANIES

        Only stockholders of Funds in Group B vote on this Proposal 1(B).

     Most of the funds in the Dreyfus Family of Funds have the ability to invest in securities issued by other investment companies. Funds in Group B either are not permitted by their fundamental policies to invest in other open-end investment companies or are limited by such policies in the types of other investment companies in which they may invest or the circumstances under which such investment may be made. The respective Boards of the Funds in Group B recommend that stockholders approve the changes to the Funds' fundamental policies to permit the Funds to invest in the securities of other investment companies to the extent permitted under the 1940 Act, as described below, and make such policies non-fundamental. Non-fundamental policies may be changed by the Fund's Board at any time without stockholder approval.

     Generally, if the changes are approved by stockholders, a Fund would be able to invest its uninvested cash or, if it participated in the securities lending program, cash collateral received from borrowers of the Fund's portfolio securities, in shares of one or more money market funds advised by Dreyfus. The Funds also would be able to invest in the securities of other investment companies for investment purposes. For example, certain Funds would be able to invest in shares of exchange-traded investment companies (commonly known as "ETFs") designed to provide investment results corresponding to an equity or fixed-income securities index.

     Under the 1940 Act, a Fund's investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Securities and Exchange Commission (the "SEC") has granted an Exemptive Order to the Funds and Dreyfus which generally permits each Dreyfus-managed fund to use cash collateral received from borrowers of the fund's portfolio securities, and any other uninvested cash held by the fund, to purchase shares of one or more institutional money market funds advised by Dreyfus in excess of the percentage limitations imposed by the 1940 Act on investments in other investment companies. While granting relief from such limitations for both the investment of cash collateral and other uninvested cash, the Exemptive Order does require that a fund not invest its uninvested cash (monies totally separate and apart from any cash collateral received in connection with the securities lending program) in other investment companies in excess of 25% of its total assets.

     Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund's uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund. For example, if uninvested cash from an equity fund where Dreyfus is earning a 0.75% management fee were to be invested in a money market fund where Dreyfus is earning a 0.20% management fee, Dreyfus would reduce its fee charged to the equity fund on those assets by 0.20%.

     Currently, Dreyfus Premier California Municipal Bond Fund, Dreyfus Premier GNMA Fund, Dreyfus Premier Municipal Bond Fund, Dreyfus Premier New York Municipal Bond Fund, Dreyfus Premier State Municipal Bond Fund, Dreyfus Short-Intermediate Government Fund, and General California Municipal Bond Fund, Inc. are not permitted to invest in the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. Dreyfus Growth Opportunity Fund, Inc., Dreyfus S&P 500 Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus New Leaders Fund, Inc., Dreyfus Premier Value Fund and Dreyfus Stock Index Fund, Inc. currently are not permitted to purchase or retain securities issued by other open-end investment companies, and may invest in closed-end investment companies only in limited circumstances.

     If approved by the respective Fund's stockholders, each Fund's current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund's Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

     "The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act."

                                     * * *

PROPOSAL 1(C): TO PERMIT FUTURES AND OPTIONS TRANSACTIONS

        Only stockholders of Funds in Group C vote on this Proposal 1(C).

     Management believes that in a rapidly changing market it is important for each Fund in Group C to have greater flexibility in the types of investment techniques in which the Fund is permitted to engage. By expanding the universe of investment techniques in which these Funds may engage to include futures and options transactions, management will be given the opportunity to adjust the Fund's portfolio from time to time in such manner as it then deems appropriate.

     Specifically, this Proposal involves changing the Funds' investment techniques and certain investment restrictions relating thereto to permit the Funds to engage in options, futures and options on futures (including those relating to securities, indices, and interest rates), which are forms of derivatives. Most of the funds in the Dreyfus Family of Funds that are not money market funds currently have the ability to engage in such derivative transactions.

     If approved by the relevant Fund's stockholders, the Fund would be permitted, but not required, to use these derivatives as a substitute for taking a position in the underlying assets, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments. A small investment in derivatives could have a potentially large impact on the Fund's performance. For a more detailed discussion of these investment techniques, and their related risks, see Exhibit A to this Proxy Statement.

     If this Proposal is approved by the relevant Fund's stockholders, the Fund's current investment restrictions will be revised to the extent necessary to permit the Fund to, or clarify the extent to which the Fund may, engage in futures and options transactions. Each of these restrictions, except the restriction pertaining to pledging, hypothecating, mortgaging or otherwise encumbering Fund assets, is a fundamental policy.

     If approved by the Fund's stockholders, the relevant investment restrictions of the indicated Fund would read as follows (new language is underscored and language to be deleted is in brackets):

Dreyfus Premier GNMA Fund may not:

     "Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing."

     "Sell securities short or purchase securities on margin [or write or purchase put or call options or combinations thereof], but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts."

     "Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and provided that the Fund may purchase Ginnie Maes without limitation."

     "Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and in connection with writing covered put and call options and margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices."

                                     * * *

     Dreyfus Short-Intermediate Government Fund may not:

     "Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing."

     "Purchase securities on margin [or write or purchase put or call options or combinations thereof], but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts."

     "Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices."

     "Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and in connection with writing covered put and call options and margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices."

                                      * * *

     Dreyfus Variable Investment Fund - Quality Bond Portfolio may not:

     "Borrow money, except ... to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the
     Portfolio's total assets). ... For purposes of this Investment Restriction, the entry into
     options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing."

     "Sell securities short or purchase securities on margin, except that ... each Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Quality Bond Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts."

     "Purchase or sell real estate or real estate investment trust securities, but each Portfolio may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate, and the Quality Bond Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices."

     "Invest in commodities, except that the Appreciation, [and] Special Value and Quality Bond Portfolios may invest in futures contracts, including those related to indices, and options on futures contracts or indices, and commodities underlying or related to any such futures contracts as well as invest in forward contracts and currency options."

     "Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The Appreciation, Small Cap, [and] Special Value and Quality Bond Portfolios' entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of such Portfolio's assets."

                                      * * *

Vote Required and Each Board's Recommendation

     Approval of changes to fundamental policies, for each respective Fund, as set forth on the Fund's proxy card, requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

     EACH FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS.

PROPOSAL 2: TO CHANGE THE FUNDS' INVESTMENT OBJECTIVE

            Only stockholders of Funds in Group D vote on Proposal 2.

     The investment objective of each Fund in Group D generally is to provide high current income consistent with the preservation of capital./2/ Each Fund's objective is a fundamental policy that cannot be changed without stockholder approval.

     Management believes, and each Fund's Board concurs, that it is in the stockholders' best interests to make use of each Fund's broad investment parameters and invest with an objective of maximizing total return, consisting of current income and capital appreciation. Accordingly, each Fund's Board has approved, subject to stockholder approval, changing the Fund's investment objective to maximizing total return, consisting of capital appreciation and current income. Changing the investment objective as proposed would mean that the Funds will not only concentrate on generating a competitive monthly dividend, but also will place more emphasis on trying to grow the principal value of stockholders' investments.

     In all other respects, each Fund's management policies, investment restrictions and available investment techniques would remain as described in the Fund's prospectus and statement of additional information. The Funds' portfolio managers generally seek to add value and diversify risk by using a research-oriented investment process that combines duration/yield curve analysis, sector weighting, and security selection. By managing the Funds pursuant to a total return objective, management believes the

----------------------------
/2/ Specifically, Dreyfus A Bonds Plus, Inc. and the Quality Bond Portfolio of Dreyfus Variable Investment Fund each seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity; Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust seeks high current income; and each other Fund in Group D seeks to provide as high a level of current income as is consistent with the preservation of capital.

portfolio managers can more effectively employ this investment process to the benefit of stockholders and continue to invest in the same types of securities. In seeking principal growth, income sometimes can be sacrificed, but management believes that the Fund's dividend payout can remain competitive while pursuing a total return objective. Also, in seeking principal growth, certain market environments may cause the Fund's share price to become more volatile. However, there are also certain other market environments in which a more strict income focus can result in higher share price volatility, compared with a fund being managed for total return.

Vote Required and the Board's Recommendation

     Approval of this Proposal, for each respective Fund, requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

     EACH FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE.

PROPOSAL 3: TO AMEND THE FUNDS' CHARTER TO PERMIT THE ISSUANCE OF ADDITIONAL
            CLASSES OF SHARES

            Only stockholders of Funds in Group E vote on Proposal 3.

     The Charter (i.e., Agreement and Declaration of Trust, as amended) of each Fund in Group E currently provides for the issuance of one class of shares with each share representing an equal proportionate interest in the Fund. Each Fund's Board recommends that the Fund's Charter be amended to permit the Board, without further stockholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Board members may determine, to the extent permitted under the 1940 Act. Currently, the Charter of each other fund in the Dreyfus Family of Funds (except some money market funds) permits the issuance of additional classes of shares.

     The purpose of the amendment would be to permit the Funds to take advantage of alternative methods of selling Fund shares to attract new investors and assets to the Fund. Attracting new assets could benefit Fund stockholders by increasing investment flexibility for the Fund and lowering the Fund's overall expense ratio over time through the spreading of fixed costs of Fund operations over a larger asset base. Each Fund's Board believes that, under certain circumstances, providing investors with alternative methods of purchasing Fund shares would (i) enable investors to choose the purchasing method which best suits their individual situation; (ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     If this amendment to the Charter is approved by a Fund's stockholders, the Fund would be permitted to offer two or more classes of shares representing interests in the same portfolio of investments. The classes most likely would differ principally in the method of offering shares to investors (e.g., pursuant to a front-end sales load or contingent deferred sales load and/or subject to a Rule 12b-1 plan or non-Rule 12b-1 shareholder service plan). Any such additional class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund. All classes of shares would vote together as a single class at meetings of stockholders except that shares of a class which is affected by any matter in a manner materially different from shares of other classes would vote as a separate class and holders of shares of a class not affected by a matter would not vote on that matter.

     In the case of Dreyfus Short-Intermediate Municipal Bond Fund, the Fund's Board has approved, subject to stockholder approval of this Proposal, the issuance of additional classes of shares. Specifically, the Fund would offer Class A, B, P and S shares, in addition to the current class of shares which would be reclassified as Class D shares. Class A shares would be offered subject to a front-end sales charge, Class B and Class S shares would be subject to a contingent deferred sales charge upon redemption, and Class P shares would be subject to a higher minimum initial investment amount than the other classes. Class B and Class S shares also would be subject to a Rule 12b-1 plan. These new classes of shares would be offered through financial advisers, brokers and certain other financial intermediaries that have entered into agreements with Dreyfus Service Corporation, the Fund's distributor. Current Fund stockholders will not be affected by the proposed new class structure, except that their Fund shares would be designated as Class D shares. Class D shares would continue to be offered at net asset value (without any sales charge) in the same manner as the Fund's existing shares are offered.

     None of the other Funds in Group E has any current intention of offering additional classes of shares. The determination whether to implement any such arrangement would be made in light of then existing business conditions. Each Fund's Board members, however, recommend that Fund stockholders approve the amendment to the Fund's Charter at this time in order to permit the Fund to take advantage of such opportunities as may exist in the future to develop alternative sales and distribution arrangements.

     Subject to stockholder approval, each Fund's Board approved this amendment. The Board members of each Fund believe that approval of the proposed amendment is in the best interests of the Fund and its stockholders.

Vote Required and Each Board's Recommendation

     For each Fund, approval of this Proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote.

     EACH FUND'S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL TO AMEND EACH FUND'S CHARTER TO PERMIT THE ISSUANCE OF ADDITIONAL CLASSES OF SHARES.

                             ADDITIONAL INFORMATION

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

     Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which will cost approximately $600,000, such cost to be borne pro rata among the Funds based on the net assets of the Funds. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a Proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposals.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment.

     Shares of Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on December 17, 2002. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account, for or against the relevant Proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

                                  OTHER MATTERS

     Each Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a Fund's stockholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE, OR TO OTHERWISE VOTE IMMEDIATELY.

Dated: October 25, 2002

                                   SCHEDULE 1

                         PERTAINING TO SHARE OWNERSHIP

     Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities as of September 24, 2002. A stockholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Dreyfus A Bonds Plus, Inc.       Nationwide Variable Account         8,340,889.110                     19.30%
                                 P.O. Box 182029
43,220,552.337                   Columbus, OH 43218

                                 The Guardian Insurance &            3,498,094.121                     8.09%
                                 Annuity Company, Inc.
                                 3900 Burgess Place
                                 Bethlehem, PA 18017

                                 Travelers Insurance Company         2,819,446.758                     6.52%
                                 One Tower Square
                                 Hartford, CT 06183

                                 Charles Schwab & Company, Inc.      2,601,745.795                     6.02%
                                 101 Montgomery Street
                                 San Francisco, CA 94104

Dreyfus BASIC U.S.               Valic Separate Account              4,984,201.937                     31.25%
Mortgage Securities Fund         2929 Allen Parkway
                                 Suite L7-01
15,947,949.587                   Houston, TX 77019

                                 Fiserv Securities, Inc.             843,029.169                       5.29%
                                 One Commerce Square
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

Dreyfus Florida Intermediate     Charles Schwab & Company, Inc.      959,672.957                       5.11%
Municipal Bond Fund              101 Montgomery Street
                                 San Francisco, CA 94104
18,786,240.145

Dreyfus GNMA Fund, Inc.          Charles Schwab & Company, Inc.      5,271,483.317                     7.45%
                                 101 Montgomery Street
70,739,507.740                   San Francisco, CA 94104

Dreyfus Growth Opportunity       N/A                                 N/A                               N/A
Fund, Inc.

35,637,757.058



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Dreyfus S&P 500 Index Fund       Financial Service Exchange          20,458,935.095                    24.25%
                                 5319 U.S. Highway
84,362,537.020                   New Port Richey, FL 34652

                                 Charles Schwab & Company, Inc.      13,043,897.380                    15.46%
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 Fidelity Investments                11,163,301.795                    13.23%
                                 100 Magellan Way
                                 Covington, KY 41015

                                 The Guardian Insurance &            5,225,949.991                     6.19%
                                 Annuity Company, Inc.
                                 3900 Burgess Place
                                 Bethlehem, PA 18017

Dreyfus Intermediate Term        National Investors Services         411,630.785                       64.76%
Income Fund                      Corporation                         (Institutional Shares)            (Institutional Shares)
                                 55 Water Street
60,921,076.419                   Floor 32
                                 New York, NY 10041

Institutional Shares             Muncy & Company                     167,485.186                       26.35%
635,586.740                      2 North Main Street                 (Institutional Shares)            (Institutional Shares)
                                 Muncy, PA 17756

Investor Shares                  Trust Company of the Berkshires     52,774.774                        8.30%
60,285,489.679                   P.O. Box 1759                       (Institutional Shares)            (Institutional Shares)
                                 Pittsfield, MA 01202

                                 Charles Schwab & Company, Inc.      25,885,152.187                    42.94%
                                 101 Montgomery Street               (Investor Shares)                 (Investor Shares)
                                 San Francisco, CA 94104

                                 Wells Fargo                         8,653,562.480                     14.35%
                                 608 Second Avenue                   (Investor Shares)                 (Investor Shares)
                                 Minneapolis, MN 55479



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 NFSC                                5,992,717.828                     9.94%
                                 82 Devonshire Street                (Investor Shares)                 (Investor Shares)
                                 Boston, MA 02109

                                 Donaldson, Lufkin & Jenrette        3,078,430.390                     5.11%
                                 Securities Corporation, Inc.        (Investor Shares)                 (Investor Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Dreyfus Short Term               NFSC                                19,000,877.291                    20.34%
Income Fund                      82 Devonshire Street
                                 Boston, MA 02109
93,429,977.709

                                 Charles Schwab & Company, Inc.      17,510,847.694                    18.74%
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 Donaldson, Lufkin & Jenrette        5,332,976.927                     5.71%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Dreyfus Massachusetts Tax        Charles Schwab & Company, Inc.      696,730.470                       7.66%
Exempt Bond Fund                 101 Montgomery Street
                                 San Francisco, CA 94104
9,089,886.527

Dreyfus Midcap Index Fund, Inc.  Charles Schwab & Company, Inc.      12,322,303.786                    31.15%
                                 101 Montgomery Street
39,551,962.921                   San Francisco, CA 94104

                                 NFSC                                4,077,082.270                     10.31%
                                 82 Devonshire Street
                                 Boston, MA 02109

                                 First Union National Bank           3,630,889.727                     9.18%
                                 1525 W. WT Harris Boulevard
                                 Charlotte, NC 28262

                                 MAC & Company                       3,463,844.187                     8.76%
                                 Mellon Private Asset Management
                                 P.O. Box 534005
                                 Pittsburgh, PA 15253

Dreyfus New Leaders Fund, Inc.   Boston Safe Deposit & Trust         2,064,875.177                     13.97%
                                 Company
14,778,943.781                   135 Santilli Highway
                                 Everett, MA 02149



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Charles Schwab & Company, Inc.      936,244.387                       6.34%
                                 101 Montgomery Street
                                 San Francisco, CA 94104

Dreyfus New York Tax Exempt      Charles Schwab & Company, Inc.      1,775,278.053                     8.52%
Intermediate Bond Fund           101 Montgomery Street
                                 San Francisco, CA 94104
20,835,019.797

                                 Donaldson, Lufkin & Jenrette        1,319,183.820                     6.33%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 NFSC                                1,315,903.027                     6.32%
                                 82 Devonshire Street
                                 Boston, MA 02109

Dreyfus Premier California       Salomon Smith Barney, Inc.          940,836.246                       10.39%
Municipal Bond Fund              333 West 34th Street                 (Class A Shares)                 (Class A Shares)
                                 3rd Floor
10,462,460.760                   New York, NY 10001

                                 Merrill Lynch, Pierce, Fenner       471,549.787                       5.21%
                                 & Smith for the Benefit of           (Class A Shares)                 (Class A Shares)
Class A Shares                   G. Weiss
9,056,816.616                    4800 Deer Lake Drive
                                 Jacksonville, FL 32246
Class B Shares
1,224,731.614                    Merrill Lynch, Pierce, Fenner       126,493.132                       10.33%
                                 & Smith for the Sole Benefit         (Class B Shares)                 (Class B Shares)
Class C Shares                   of its Customers
180,912.530                      4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Wells Fargo Investments LLC         95,785.537                        7.82%
                                 608 Second Avenue South              (Class B Shares)                 (Class B Shares)
                                 8th Floor
                                 Minneapolis, MN 55402

                                 Merrill Lynch, Pierce, Fenner       48,587.751                        26.86%
                                 & Smith for the Sole Benefit         (Class C Shares)                 (Class C Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Dean Witter for the Benefit         37,017.092                        20.46%
                                 of N. Clay, Trustee                  (Class C Shares)                 (Class C Shares)
                                 P.O. Box 250
                                 New York, NY 10008



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -------------------------
                                 Bear Stearns Securities             17,500.000                        9.67%
                                 Corporation                          (Class C Shares)                 (Class C Shares)
                                 1 Metrotech Center
                                 Brooklyn, NY 11201

                                 Shevick Credit Sheter               16,772.237                        9.27%
                                 Trust B                             (Class C Shares)                  (Class C Shares)
                                 UA 1/26/1987
                                 P.O. Box 1139
                                 Windsor, CA 95492

                                 First Clearing Corporation          12,378.210                        6.84%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

                                 Wells Fargo Investments LLC         11,023.494                        6.09%
                                 608 Second Avenue South             (Class C Shares)                  (Class C Shares)
                                 8th Floor
                                 Minneapolis, MN 55402

Dreyfus Premier GNMA Fund        Donaldson, Lufkin & Jenrette        752,392.859                       11.92%
                                 Securities Corporation, Inc.        (Class A Shares)                  (Class A Shares)
12,575,674.630                   P.O. Box 2052
                                 Jersey City, NJ 07303
Class A Shares
6,311,474.605                    Merrill Lynch, Pierce, Fenner       483,586.857                       7.66%
                                 & Smith for the Sole Benefit        (Class A Shares)                  (Class A Shares)
Class B Shares                   of its Customers
4,593,382.762                    4800 Deer Lake Drive
                                 Jacksonville, FL 32246
Class C Shares
1,670,817.263                    NFSC                                368,019.424                       5.83%
                                 82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109

                                 Donaldson, Lufkin & Jenrette        594,519.814                       12.94%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       561,874.276                       12.23%
                                 & Smith for the Sole Benefit of     (Class B Shares)                  (Class B Shares)
                                 its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                497,350.792                       10.83%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Fiserv Securities, Inc.             374,154.548                       8.15%
                                 One Commerce Square                 (Class B Shares)                  (Class B Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 First Clearing Corporation          322,946.836                       7.03%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 Wedbush Morgan Securities           565,698.048                       33.86%
                                 1000 Wilshire Boulevard             (Class C Shares)                  (Class C Shares)
                                 Los Angeles, CA 90017

                                 Merrill Lynch, Pierce, Fenner       333,761.754                       19.98%
                                 & Smith for the Sole Benefit of its (Class C Shares)                  (Class C Shares)
                                 Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC FEBO                           173,504.846                       10.38%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Donaldson, Lufkin & Jenrette        91,457.724                        5.47%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Dreyfus Premier Municipal        Merrill Lynch, Pierce, Fenner       2,636,891.164                     9.54%
Bond Fund                        & Smith for the Sole Benefit of its (Class A Shares)                  (Class A Shares)
                                 Customers
32,060,413.982                   4800 Deer Lake Drive
                                 Jacksonville, FL 32246
Class A Shares
27,645,833.855                   NFSC                                2,079,107.597                     7.52%
                                 82 Devonshire Street                (Class A Shares)                  (Class A Shares)
Class B Shares                   Boston, MA 02109
3,363,546.441

                                 Salomon Smith Barney, Inc.          1,526,434.850                     5.52%
Class C Shares                   333 West 34th Street                (Class A Shares)                  (Class A Shares)
1,051,033.686                    New York, NY 10001

                                 Merrill Lynch, Pierce, Fenner &     531,294.459                       15.80%
                                 Smith for the Sole Benefit of its   (Class B Shares)                  (Class B Shares)
                                 Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                412,796.125                       12.27%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Donaldson, Lufkin & Jenrette        267,435.785                       7.95%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Wells Fargo Investments LLC         528,299.573                       50.26%
                                 608 Second Avenue South             (Class C Shares)                  (Class C Shares)
                                 8th Floor
                                 Minneapolis, MN 55402

                                 Merrill Lynch, Pierce, Fenner       150,871.219                       14.35%
                                 & Smith for the Sole Benefit of its (Class C Shares)                  (Class C Shares)
                                 Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

Dreyfus Premier New York         Salomon Smith Barney, Inc.          2,348,181.898                     23.49%
Municipal Bond Fund              333 West 34th Street                (Class A Shares)                  (Class A Shares)
                                 3rd Floor
12,968,388.621                   New York, NY 10001

Class A Shares                   NFSC                                1,558,208.568                     15.59%
9,996,252.121                    82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class B Shares
2,505,499.159                    Donaldson, Lufkin & Jenrette        657,416.932                       6.58%
                                 Securities Corporation, Inc.        (Class A Shares)                  (Class A Shares)
Class C Shares                   P.O. Box 2052
466,637.341                      Jersey City, NJ 07303

                                 NFSC                                1,020,732.610                     40.74%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 Salomon Smith Barney, Inc.          187,722.858                       7.49%
                                 333 West 34th Street                (Class B Shares)                  (Class B Shares)
                                 3rd Floor
                                 New York, NY 10001

                                 Donaldson, Lufkin & Jenrette        168,866.245                       6.74%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       163,792.800                       6.54%
                                 & Smith for the Sole Benefit of its (Class B Shares)                  (Class B Shares)
                                 Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 NFSC                                149,388.370                       32.01%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Donaldson, Lufkin & Jenrette        70,334.995                        15.07%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Felicia Townsend                    50,585.512                        10.84%
                                 1 East 66th Street                  (Class C Shares)                  (Class C Shares)
                                 New York, NY 10021

                                 PaineWebber                         34,397.723                        7.37%
                                 1000 Harbor Boulevard               (Class C Shares)                  (Class C Shares)
                                 Weehawken, NJ 07086


Dreyfus Premier State            Merrill Lynch, Pierce, Fenner       1,930,291.907                     7.55%
Municipal Bond Fund              & Smith for the Sole Benefit        (Class A Shares)                  (Class A Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
Connecticut Series               Jacksonville, FL 32246
30,236,003.509

                                 People's Securities, Inc.           1,634,484.743                     6.40%
Class A Shares                   1000 Lafayette Boulevard            (Class A Shares)                  (Class A Shares)
25,555,533.478                   Bridgeport, CT 06604

Class B Shares                   Salomon Smith Barney, Inc.          1,577,760.779                     6.17%
3,758,800.613                    333 West 34th Street                (Class A Shares)                  (Class A Shares)
                                 New York, NY 10001
Class C Shares
921,669.418                      Donaldson, Lufkin & Jenrette        404,516.804                       10.76%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       397,314.866                       10.57%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                344,743.400                       9.17%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 People's Securities, Inc.           294,049.072                       7.82%
                                 1000 Lafayette Boulevard            (Class B Shares)                  (Class B Shares)
                                 Bridgeport, CT 06604

                                 U.S. Clearing Corporation           189,817.972                       5.05%
                                 26 Broadway                         (Class B Shares)                  (Class B Shares)
                                 New York, NY 10004

                                 Fiserv Securities, Inc.             193,918.907                       21.04%
                                 One Commerce Square                 (Class C Shares)                  (Class C Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 Donaldson, Lufkin & Jenrette        144,489.825                       15.68%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       111,622.908                       12.11%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                51,200.590                        5.56%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

Florida Series                   Salomon Smith Barney, Inc.          1,108,447.897                     14.15%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
8,888,747.306                    New York, NY 10001

Class A Shares                   NFSC                                569,815.618                       7.27%
7,833,262.972                    82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class B Shares
831,078.699                      Merrill Lynch, Pierce, Fenner       514,866.028                       6.57%
                                 & Smith for the Sole Benefit        (Class A Shares)                  (Class A Shares)
Class C Shares                   of Its Customers
224,405.635                      4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Merrill Lynch, Pierce, Fenner       153,671.733                       18.49%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Donaldson, Lufkin & Jenrette        127,554.847                       15.35%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 NFSC                                71,522.471                        8.61%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 First Clearing Corporation          77,359.234                        34.47%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

                                 PaineWebber for the Benefit of      21,303.033                        9.49%
                                 E. Kwierant Sr., E. Kwierant Jr.    (Class C Shares)                  (Class C Shares)
                                 and P. Kwierant as Tenants
                                 in Common
                                 27 Augustine Court
                                 Fairfield Glade, TN 38558

                                 Merrill Lynch, Pierce, Fenner       20,914.960                        9.32%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Donaldson, Lufkin & Jenrette        14,579.159                        6.50%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 PaineWebber for the Benefit of      12,979.380                        5.78%
                                 H. M. Griggs                        (Class C Shares)                  (Class C Shares)
                                 671 SW 6th Street
                                 Pompano Beach, FL 33060

Maryland Series                  NFSC                                3,682,219.605                     19.22%
24,148,430.999                   82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class A Shares
19,160,565.547                   Salomon Smith Barney, Inc.          1,561,433.830                     8.15%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
Class B Shares                   New York, NY 10001
4,549,097.019
                                 First Clearing Corporation          1,393,167.577                     7.27%
Class C Shares                   107 North Park Drive                (Class A Shares)                  (Class A Shares)
438,768.433                      Glen Allen, VA 23060



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Merrill Lynch, Pierce, Fenner       1,121,488.610                     24.65%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 First Clearing Corporation          619,747.618                       13.62%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 NFSC                                379,225.016                       8.34%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 Donaldson, Lufkin & Jenrette        371,979.143                       8.18%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       114,291.098                       26.05%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 First Clearing Corporation          49,433.057                        11.27%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

                                 Legg Mason Wood Walker, Inc.        45,586.912                        10.39%
                                 100 Light Street                    (Class C Shares)                  (Class C Shares)
                                 P.O. Box 1476
                                 Baltimore, MD 21203

                                 Donaldson, Lufkin & Jenrette        29,940.142                        6.82%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 NFSC                                28,522.901                        6.50%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Salomon Smith Barney, Inc.          24,557.091                        5.60%
                                 333 West 34th Street                (Class C Shares)                  (Class C Shares)
                                 New York, NY 10001

Massachusetts Series             Salomon Smith Barney, Inc.          429,642.688                       9.38%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
5,185,088.543                    New York, NY 10001



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Class A Shares                   NFSC                                341,551.657                       7.46%
4,578,485.214                    82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class B Shares
477,630.449                      Merrill Lynch, Pierce, Fenner       71,796.458                        15.03%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
Class C Shares                   of Its Customers
128,972.880                      4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Salomon Smith Barney, Inc.          60,631.956                        12.69%
                                 333 West 34th Street                (Class B Shares)                  (Class B Shares)
                                 New York, NY 10001

                                 NFSC                                60,322.416                        12.63%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 Fiserv Securities, Inc.             35,293.331                        7.39%
                                 One Commerce Square                 (Class B Shares)                  (Class B Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 U.S. Clearing Corporation           24,269.920                        5.08%
                                 26 Broadway                         (Class B Shares)                  (Class B Shares)
                                 New York, NY 10004

                                 Merrill Lynch, Pierce, Fenner       47,476.521                        36.81%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Donaldson, Lufkin & Jenrette        41,842.550                        32.44%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Fiserv Securities, Inc.             11,754.559                        9.11%
                                 One Commerce Square                 (Class C Shares)                  (Class C Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 U.S. Clearing Corporation           8,140.748                         6.31%
                                 26 Broadway                         (Class C Shares)                  (Class C Shares)
                                 New York, NY 10004

Michigan Series                  Salomon Smith Barney, Inc.          623,379.424                       8.20%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
8,734,499.896                    New York, NY 10001



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Class A Shares                   NFSC                                436,563.305                       5.75%
7,598,959.890                    82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class B Shares
692,547.561                      NFSC                                227,999.710                       32.92%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
Class C Shares                   Boston, MA 02109
442,992.445
                                 Merrill Lynch, Pierce, Fenner       174,599.938                       25.21%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Robert W. Baird & Company, Inc.     35,971.305                        5.19%
                                 777 East Wisconsin Avenue           (Class B Shares)                  (Class B Shares)
                                 Milwaukee, WI 53202

                                 NFSC                                188,296.973                       42.51%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Merrill Lynch, Pierce, Fenner       89,362.090                        20.17%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 First Clearing Corporation          35,271.314                        7.96%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

Minnesota Series                 Wells Fargo Investments             1,470,004.519                     18.59%
                                 LLC                                 (Class A Shares)                  (Class A Shares)
9,188,050.104                    608 Second Avenue South
                                 Minneapolis, MN 55479
Class A Shares
7,907,889.314                    Merrill Lynch, Pierce, Fenner       224,368.801                       21.82%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
Class B Shares                   of Its Customers
1,028,111.711                    4800 Deer Lake Drive
                                 Jacksonville, FL 32246
Class C Shares
252,049.079                      Wells Fargo Investments             175,883.077                       17.11%
                                 LLC                                 (Class B Shares)                  (Class B Shares)
                                 608 Second Avenue South
                                 Minneapolis, MN 55479

                                 NFSC                                166,299.630                       16.18%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Donaldson, Lufkin & Jenrette        87,217.639                        8.48%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       123,541.931                       49.02%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Wells Fargo Investments             60,753.942                        24.10%
                                 LLC                                 (Class C Shares)                  (Class C Shares)
                                 608 Second Avenue South
                                 Minneapolis, MN 55479

North Carolina Series            NFSC                                634,487.270                       13.63%
                                 82 Devonshire Street                (Class A Shares)                  (Class A Shares)
6,214,553.593                    Boston, MA 02109

Class A Shares                   First Clearing Corporation          533,466.716                       11.46%
4,653,992.367                    107 North Park Drive                (Class A Shares)                  (Class A Shares)
                                 Glen Allen, VA 23060

Class B Shares
1,454,323.183                    NFSC                                608,871.949                       41.87%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
Class C Shares                   Boston, MA 02109
106,238.043
                                 Donaldson, Lufkin & Jenrette        146,773.905                       10.09%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       85,789.962                        5.90%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Davenport & Company LLC             84,442.632                        5.81%
                                 P.O. Box 85678                      (Class B Shares)                  (Class B Shares)
                                 Richmond, VA 23285

                                 First Clearing Corporation          79,022.547                        5.43%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 Merrill Lynch, Pierce, Fenner       51,423.985                        48.40%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 PaineWebber                         13,248.622                        12.47%
                                 100 Harbor Boulevard                (Class C Shares)                  (Class C Shares)
                                 Weehawken, NJ 07086

                                 First Clearing Corporation          8,463.417                         7.97%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

                                 NFSC                                8,081.746                         7.61%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Prudential Securities, Inc.         7,891.953                         7.43%
                                 4588 Mariner Lane                   (Class C Shares)                  (Class C Shares)
                                 Denver, NC 28037

                                 American Enterprise Investment      5,499.336                         5.18%
                                 Services                            (Class C Shares)                  (Class C Shares)
                                 P.O. Box 9446
                                 Minneapolis, MN 55440

Ohio Series                      McDonald Investments, Inc.          3,049,910.002                     18.29%
                                 800 Superior Avenue                 (Class A Shares)                  (Class A Shares)
21,017,750.617                   Cleveland, OH 44114

Class A Shares                   Donaldson, Lufkin & Jenrette        1,147,543.088                     6.88%
16,678,271.047                   Securities Corporation, Inc.        (Class A Shares)                  (Class A Shares)
                                 P.O. Box 2052
Class B Shares                   Jersey City, NJ 07303
3,473,326.627
                                 First Clearing Corporation          986,703.787                       5.92%
Class C Shares                   107 North Park Drive                (Class A Shares)                  (Class A Shares)
866,152.943                      Glen Allen, VA 23060

                                 McDonald Investments, Inc.          1,070,754.887                     30.83%
                                 4900 Tiedeman Road                  (Class B Shares)                  (Class B Shares)
                                 Brooklyn, NY 44144

                                 Fiserv Securities, Inc.             759,686.015                       21.87%
                                 One Commerce Square                 (Class B Shares)                  (Class B Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 Merrill Lynch, Pierce, Fenner       298,043.506                       8.58%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                290,626.634                       8.37%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 Fiserv Securities, Inc.             329,336.791                       38.02%
                                 One Commerce Square                 (Class C Shares)                  (Class C Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 NFSC                                98,285.374                        11.35%
                                 82 Devonshire Street                (Class C Shares)                  (Class C Shares)
                                 Boston, MA 02109

                                 Merrill Lynch, Pierce, Fenner       82,166.384                        9.49%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Donaldson, Lufkin & Jenrette        49,465.548                        5.71%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 M. Weisbrod & S. Weisbrod as        44,398.995                        5.13%
                                 Joint Tenants with Right of         (Class C Shares)                  (Class C Shares)
                                 Survival
                                 1602 25th Street NW
                                 Canton, OH 44709

Pennsylvania Series              First Clearing Corporation          1,553,443.139                     13.06%
                                 107 North Park Drive                (Class A Shares)                  (Class A Shares)
14,810,642.412                   Glen Allen, VA 23060

Class A Shares                   Fiserv Securities, Inc.             1,019,328.889                     8.57%
11,894,924.850                   One Commerce Square                 (Class A Shares)                  (Class A Shares)
                                 2005 Market Street
Class B Shares                   Suite 1200
2,675,330.751                    Philadelphia, PA 19103

Class C Shares                   Salomon Smith Barney, Inc.          821,261.774                       6.90%
240,386.811                      333 West 34th Street                (Class A Shares)                  (Class A Shares)
                                 Third Floor
                                 New York, NY 10001

                                 Fiserv Securities, Inc.             1,320,526.629                     49.36%
                                 One Commerce Square                 (Class B Shares)                  (Class B Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

                                 Donaldson, Lufkin & Jenrette        259,934.199                       9.72%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 First Clearing Corporation          146,446.000                       5.47%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 NFSC                                135,469.652                       5.06%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 PaineWebber for the Benefit         60,433.728                        25.14%
                                 of Raimond Family Limited           (Class C Shares)                  (Class C Shares)
                                 Partnership
                                 1604 Fieldstone Lane
                                 Sewickley, PA 15143

                                 Merrill Lynch, Pierce, Fenner       22,739.048                        9.46%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 PaineWebber for the Benefit of      18,733.969                        7.79%
                                 C. Monzo                            (Class C Shares)                  (Class C Shares)
                                 1000 Harbor Boulevard
                                 Weehawken, NJ 07086

                                 PaineWebber                         18,727.423                        7.79%
                                 1000 Harbor Boulevard               (Class C Shares)                  (Class C Shares)
                                 Weehawken, NJ 07086

                                 Fiserv Securities, Inc.             18,237.418                        7.59%
                                 One Commerce Square                 (Class C Shares)                  (Class C Shares)
                                 2005 Market Street
                                 Suite 1200
                                 Philadelphia, PA 19103

Texas Series                     Salomon Smith Barney, Inc.          344,520.047                       13.86%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
2,871,069.169                    Third Floor
                                 New York, NY 10001
Class A Shares
2,485,947.189                    Donaldson, Lufkin & Jenrette        284,885.427                       11.46%
                                 Securities Corporation, Inc.        (Class A Shares)                  (Class A Shares)
Class B Shares                   P.O. Box 2052
330,880.149                      Jersey City, NJ 07303

Class C Shares                   NFSC                                221,424.570                       8.91%
54,241.831                       82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 NFSC                                140,869.949                       42.57%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 Merrill Lynch, Pierce, Fenner       32,113.794                        9.71%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Wells Fargo Investments LLC         19,878.287                        6.01%
                                 608 Second Avenue                   (Class B Shares)                  (Class B Shares)
                                 Minneapolis, MN 55479

                                 Merrill Lynch, Pierce, Fenner       41,542.703                        76.59%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 E. D. Jones                         4,324.308                         7.97%
                                 201 Progress Parkway                (Class C Shares)                  (Class C Shares)
                                 Maryland Heights, MO 63043

                                 Donaldson, Lufkin & Jenrette        4,116.490                         7.59%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Virginia Series                  First Clearing Corporation          592,844.838                       13.72%
                                 107 North Park Drive                (Class A Shares)                  (Class A Shares)
5,479,551.389                    Glen Allen, VA 23060

Class A Shares                   NFSC                                378,616.157                       8.76%
4,320,451.796                    82 Devonshire Street                (Class A Shares)                  (Class A Shares)
                                 Boston, MA 02109
Class B Shares
938,825.255                      Merrill Lynch, Pierce, Fenner       305,381.214                       7.07%
                                 & Smith for the Sole Benefit        (Class A Shares)                  (Class A Shares)
Class C Shares                   of Its Customers
220,274.338                      4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Salomon Smith Barney, Inc.          298,072.387                       6.90%
                                 333 West 34th Street                (Class A Shares)                  (Class A Shares)
                                 Third Floor
                                 New York, NY 10001



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 First Clearing Corporation          234,738.049                       25.00%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 Merrill Lynch, Pierce, Fenner       141,748.835                       15.10%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 NFSC                                53,243.642                        5.67%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 Merrill Lynch, Pierce, Fenner       75,520.796                        34.28%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Donaldson, Lufkin & Jenrette        44,237.429                        20.08%
                                 Securities Corporation, Inc.        (Class C Shares)                  (Class C Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 U.S. Clearing Corporation           21,234.737                        9.64%
                                 26 Broadway                         (Class C Shares)                  (Class C Shares)
                                 New York, NY 10004

                                 First Clearing Corporation          21,146.327                        9.60%
                                 107 North Park Drive                (Class C Shares)                  (Class C Shares)
                                 Glen Allen, VA 23060

                                 Salomon Smith Barney, Inc.          13,471.790                        6.12%
                                 333 West 34th Street                (Class C Shares)                  (Class C Shares)
                                 Third Floor
                                 New York, NY 10001

Dreyfus Premier Value Fund       Merrill Lynch, Pierce, Fenner       152,587.315                       24.25%
8,146,894.908                    & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
Class A Shares                   Jacksonville, FL 32246
7,429,633.765

                                 NFSC                                56,305.392                        8.95%
Class B Shares                   82 Devonshire Street                (Class B Shares)                  (Class B Shares)
629,099.284                      Boston, MA 02109

Class C Shares
84,691.558

Class R Shares
505.883



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Class T Shares                   Donaldson, Lufkin & Jenrette        36,125.572                        5.74%
2,964.418                        Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 PaineWebber                         33,435.104                        5.31%
                                 1000 Harbor Boulevard               (Class B Shares)                  (Class B Shares)
                                 Weehawken, NJ 07086

                                 Merrill Lynch, Pierce, Fenner       41,801.473                        49.36%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of Its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Salomon Smith Barney, Inc.          6,578.610                         7.77%
                                 333 West 34th Street                (Class C Shares)                  (Class C Shares)
                                 Third Floor
                                 New York, NY 10001

                                 PaineWebber                         5,563.939                         6.57%
                                 1000 Harbor Boulevard               (Class C Shares)                  (Class C Shares)
                                 Weehawken, NJ 07086

                                 Scott & Stringfellow, Inc.          4,977.380                         5.88%
                                 Breezy Jacobs                       (Class C Shares)                  (Class C Shares)
                                 909 East Main Street
                                 Richmond, VA 23219

                                 Dreyfus Trust Company               266.023                           52.59%
                                 FBO G. S. Herman                    (Class R Shares)                  (Class R Shares)
                                 18 Mohegan Place
                                 New Rochelle, NY 10804

                                 Fifth Third Bank                    163.822                           32.38%
                                 538 Fountain Square                 (Class R Shares)                  (Class R Shares)
                                 Cincinnati, OH 45202

                                 IClearing LLC                       42.239                            8.35%
                                 70 Hudson Street                    (Class R Shares)                  (Class R Shares)
                                 5th Floor
                                 Jersey City, NJ 07302

                                 Dreyfus Trust Company               33.799                            6.68%
                                 FBO Elise Nicks                     (Class R Shares)                  (Class R Shares)
                                 3525 N. 41st Street
                                 Milwaukee, WI 53216

                                 First Clearing Corporation          1,076.801                         36.32%
                                 107 North Park Drive                (Class T Shares)                  (Class T Shares)
                                 Glen Allen, VA 23060



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 NFSC                                876.909                           29.58%
                                 82 Devonshire Street                (Class T Shares)                  (Class T Shares)
                                 Boston, MA 02109

                                 Scott & Stringfellow, Inc.          522.053                           17.61%
                                 909 East Main Street                (Class T Shares)                  (Class T Shares)
                                 P.O. Box 1575
                                 Richmond, VA 23218

                                 Dreyfus Trust Company               357.691                           12.07%
                                 FBO S. M. Hummel                    (Class T Shares)                  (Class T Shares)
                                 7601 Redmont Drive
                                 Arlington, TX 76001

Dreyfus Short-Intermediate       Charles Schwab &                    10,979,465.301                    24.59%
Government Fund                  Company, Inc.
                                 101 Montgomery Street
44,656,507.009                   San Francisco, CA 94104

                                 NFSC                                4,916,625.769                     11.01%
                                 82 Devonshire Street
                                 Boston, MA 02109

Dreyfus Short-Intermediate       National Financial Services         4,831,968.630                     18.15%
Municipal Bond Fund              Corporation
                                 125 High Street
26,627,198.992                   Floor 29
                                 Boston, MA 02110

                                 Charles Schwab &                    3,506,938.686                     13.17%
                                 Company, Inc.
                                 101 Montgomery Street
                                 San Francisco, CA 94104

Dreyfus Stock Index Fund, Inc.   Nationwide Life Insurance           88,780,988.982                    64.61%
                                 Company                             (Initial Shares)                  (Initial Shares)
139,652,374.785                  P.O. Box 182029
                                 Columbus, OH 43218
Initial Shares
137,400,570.829                  Travelers Insurance Company         17,125,000.120                    12.46%
                                 1 Tower Square                      (Initial Shares)                  (Initial Shares)
Service Shares                   Hartford, CT 06183
2,251,803.956
                                 Transamerica Occidental Life        1,378,943.891                     61.24%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Allianz Life Insurance Company      585,802.539                       26.01%
                                 of North America                    (Service Shares)                  (Service Shares)
                                 5701 Golden Hills Drive
                                 Minneapolis, MN 55416



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 First Transamerica Life Insurance   191,972.750                       8.53%
                                 Company                             (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

Dreyfus U.S. Treasury            N/A                                 N/A                               N/A
Intermediate Term Fund

11,306,005.937

Dreyfus U.S. Treasury Long       N/A                                 N/A                               N/A
Term Fund

6,391,857.261

Dreyfus Variable Investment      Nationwide Life Insurance           9,586,483.817                     37.64%
Fund                             Company                             (Initial Shares)                  (Initial Shares)
                                 P.O. Box 182029
Appreciation Portfolio           Columbus, OH 43218
27,333,125.396
                                 Transamerica Occidental Life        6,182,358.241                     24.27%
Initial Shares                   Insurance Company                   (Initial Shares)                  (Initial Shares)
25,469,268.892                   4333 Edgewood Road
                                 Cedar Rapids, IA 52499
Service Shares
1,863,856.504                    Travelers Fund                      4,077,664.246                     16.01%
                                 One Tower Square                    (Initial Shares)                  (Initial Shares)
                                 Hartford, CT 06183

                                 Transamerica Life Insurance         1,961,247.518                     7.70%
                                 Company of New York                 (Initial Shares)                  (Initial Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Transamerica Occidental Life        1,250,615.639                     67.10%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 MetLife Investors Life Insurance    397,562.950                       21.33%
                                 Company                             (Service Shares)                  (Service Shares)
                                 4700 Westown Parkway
                                 Suite 200
                                 W. Des Moines, IA 50266

                                 First Transamerica Life Insurance   102,543.021                       5.50%
                                 Company                             (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Quality Bond Portfolio           Transamerica Occidental Life        8,066,891.434                     45.50%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
22,167,432.573                   4333 Edgewood Road
                                 Cedar Rapids, IA 52499
Initial Shares
17,728,790.209                   American General Life               3,562,834.991                     20.10%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
Service Shares                   P.O. Box 1591
4,438,642.364                    Houston, TX 77251

                                 First Transamerica Life             2,334,890.271                     13.17%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Transamerica Life                   994,781.979                       5.61%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Nationwide Life Insurance           904,975.577                       5.10%
                                 P.O. Box 182029                     (Initial Shares)                  (Initial Shares)
                                 Columbus, OH 43218

                                 Transamerica Occidental Life        3,678,804.692                     82.88%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 First Transamerica Life             603,091.146                       13.59%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

Small Cap Portfolio              Travelers Fund                      6,922,609.948                     33.57%
20,965,068.283                   One Tower Square                    (Initial Shares)                  (Initial Shares)
                                 Hartford, CT 06183
Initial Shares
20,620,879.513                   Transamerica Occidental Life        3,700,362.174                     17.94%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
Service Shares                   1150 S. Olive Street
344,188.770                      Los Angeles, CA 90015

                                 Nationwide Insurance Company        2,306,528.579                     11.19%
                                 P.O. Box 182029                     (Initial Shares)                  (Initial Shares)
                                 Columbus, OH 43218

                                 Lincoln Life Variable Annuity       2,085,159.065                     10.11%
                                 Account                             (Initial Shares)                  (Initial Shares)
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 First Transamerica Life Insurance   1,473,398.938                     7.15%
                                 Company                             (Initial Shares)                  (Initial Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Transamerica Occidental Life        260,630.812                       75.72%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 Farmer New World                    51,611.646                        15.00%
                                 Life Insurance Company              (Service Shares)                  (Service Shares)
                                 3003 77th Avenue SE
                                 Mercer Island, WA 98040

                                 First Transamerica Life Insurance   31,932.960                        9.28%
                                 Company                             (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

Special Value Portfolio          Transamerica Occidental Life        1,784,888.650                     67.72%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
2,967,261.892                    4333 Edgewood Road
                                 Cedar Rapids, IA 52499
Initial Shares
2,635,854.211                    First Transamerica Life             849,731.856                       32.24%
                                 Insurance Company                   (Initial Shares)                  (Initial Shares)
Service Shares                   4333 Edgewood Road
331,407.681                      Cedar Rapids, IA 52499

                                 Transamerica Occidental Life        310,344.273                       93.64%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

                                 First Transamerica Life             21,028.122                        6.35%
                                 Insurance Company                   (Service Shares)                  (Service Shares)
                                 4333 Edgewood Road
                                 Cedar Rapids, IA 52499

General California Municipal     Charles Schwab & Company, Inc.      1,495,541.595                     8.09%
Bond Fund, Inc.                  101 Montgomery Street
                                 San Francisco, CA 94104

18,476,424.750

Dreyfus Premier Limited Term     First Clearing Corporation          1,342,350.875                     9.38%
High Income Fund                 107 North Park Drive                (Class A Shares)                  (Class A Shares)
                                 Glen Allen, VA 23060

61,904,680.744



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
Class A Shares                   Merrill Lynch, Pierce, Fenner       1,221,901.306                     8.54%
14,310,359.069                   & Smith for the Sole Benefit        (Class A Shares)                  (Class A Shares)
                                 of its Customers
Class B Shares                   4800 Deer Lake Drive
37,645,569.440                   Jacksonville, FL 32246

Class C Shares                   Fiserv Securities, Inc.             1,202,854.266                     8.41%
9,919,234.615                    One Commerce Square                 (Class A Shares)                  (Class A Shares)
                                 2005 Market Street
Class R Shares                   Suite 1200
29,517.620                       Philadelphia, PA 19103

                                 Donaldson, Lufkin & Jenrette        967,705.500                       6.76%
                                 Securities Corporation, Inc.        (Class A Shares)                  (Class A Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner       11,874,321.761                    31.54%
                                 & Smith for the Sole Benefit        (Class B Shares)                  (Class B Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 Donaldson, Lufkin & Jenrette        2,254,892.072                     5.99%
                                 Securities Corporation, Inc.        (Class B Shares)                  (Class B Shares)
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 NFSC                                2,136,022.210                     5.67%
                                 82 Devonshire Street                (Class B Shares)                  (Class B Shares)
                                 Boston, MA 02109

                                 First Clearing Corporation          1,935,569.684                     5.14%
                                 107 North Park Drive                (Class B Shares)                  (Class B Shares)
                                 Glen Allen, VA 23060

                                 Merrill Lynch, Pierce, Fenner       3,752,186.446                     37.83%
                                 & Smith for the Sole Benefit        (Class C Shares)                  (Class C Shares)
                                 of its Customers
                                 4800 Deer Lake Drive
                                 Jacksonville, FL 32246

                                 PaineWebber                         561,111.108                       5.66%
                                 1000 Harbor Boulevard               (Class C Shares)                  (Class C Shares)
                                 Weehawken, NJ 07086

                                 MBCIC                               16,345.209                        55.37%
                                 C/O Mellon Bank, N.A.               (Class R Shares)                  (Class R Shares)
                                 4001 Kennett Pike
                                 Suite 218
                                 2 Greenville Crossing
                                 Greenville, DE 19807



Name of Fund and Number of       Name and Address of                 Amount of Class                   Percentage of Class
Shares Outstanding               Stockholder                         of Shares Held                    of Shares Held
----------------------------     ---------------------------------   -----------------------------     -----------------------------
                                 H. Piggot Trust                     11,895.801                        40.30%
                                 1930 Tyler Street                   (Class R Shares)                  (Class R Shares)
                                 Hollywood, FL 33020


                                    EXHIBIT A

     If Proposal 1(C) is approved by stockholders, each Fund in Group C would be permitted to engage in certain options and futures transactions, as described below.

     Options and Futures Transactions. Each Fund proposes to engage in options and futures transactions as described below, which are forms of derivatives.

     These derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Although the Fund will not be a commodity pool, certain options and futures transactions subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can enter into such transactions. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     When required by the SEC, the Fund will set aside permissible liquid assets to cover its obligations relating to its transactions in these derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

Options -- In addition to purchasing call and put options, the Fund proposes to write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to Dreyfus' ability to permit or expand, as the case To the extent Dreyfus' predictions are incorrect, the Fund may incur losses.

Futures Contracts -- The Fund proposes to enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

[LOGO] Dreyfus Family of Funds                                   FIRST CLASS
       P.O. Box 9117                                             U.S. POSTAGE
       Hingham, MA 02043-9117                                        PAID
                                                                     PROXY
                                                                  TABULATOR

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Call toll-free 1-888-221-0697, enter the ***Control Number*** listed below and follow the recorded instructions; or
2. Visit the Internet at www.proxyweb.com and use the ***Control Number*** listed below and follow the instructions on the website; or
3. Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the
                Proxy Card Promptly Using the Enclosed Envelope.

         Please fold and detach card at perforation before mailing


                  **** CONTROL NUMBER: 999 999 999 999 99 ****

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

     The undersigned stockholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 22, 2002, at a Special Meeting of Stockholders to be held at the Grand Hyatt New York, Park Avenue at Grand Central Station, New York, New York 10017 at 3:00 p.m., Eastern time, on Wednesday, December 18, 2002 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" EACH PROPOSAL UNLESS OTHERWISE INDICATED.

                                                 Dated: ________________, 2002

                                       ________________________________________

                                       ________________________________________
                                       Signature(s)

                                       Signature(s) should be exactly as name
                                       or names appearing on this proxy. If
                                       shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meetings of Stockholders and Proxy Statement is acknowledged.
                                                                          DREY-A

           Please fold and detach card at perforation before mailing


Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [x]



YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                                              FOR        AGAINST      ABSTAIN

3. To amend the Fund's Charter to permit the issuance of additional classes of shares         [_]          [_]           [_]

4. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

                                                                            GA10